Just a few minutes ensures your vote is counted!

February 12, 2009

Dear Evergreen Shareholder:

Evergreen Investments and our proxy solicitation firm, The Altman Group, recently contacted you regarding the critical nature of your needed shareholder proxy vote.   Your vote is crucial in order to ensure that the management of your Evergreen mutual funds continues uninterrupted.

Why your vote is essential

As part of the Wells Fargo-Wachovia merger, on October 20, 2008, Wachovia issued and sold to Wells Fargo newly designated preferred stock in exchange for shares of Wells Fargo common stock. The issuance of these preferred shares may have resulted in a “change in control” of Evergreen Investments, which caused the funds’ current advisory contract to terminate.  Because of this, Evergreen mutual fund shareholders must approve new advisory agreements.

Our legal obligation

Evergreen Investments is legally obligated to solicit by proxy for shareholder votes.  We will continue to contact shareholders until a majority response is received on each fund.  To date, more than half of Evergreen’s funds have not reached a majority vote on this critical matter. As a result, the February 12, 2009 shareholder meeting was adjourned for all funds not receiving a majority vote and rescheduled for March 12, 2009.

How to vote

We understand your time is valuable and our intention is not to burden you with paperwork, however the voting process only takes a few minutes and is a critical matter regarding your investments.    You may vote using any of the three methods below:

By phone: 1 800-821-8781. Agents are available to record your voting instructions Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern Time.  You will need the control number found on the enclosed proxy card.

Online: www.proxyonline.com. You will need the control number found on the enclosed proxy card to login.

By mail: Sign, date and mail the enclosed proxy card in the prepaid postage return envelope provided.

Thank you for your prompt assistance. We look forward to continuing to serve your investment needs.

Sincerely,

W. Douglas Munn

President

Evergreen Funds

Not/not/may

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. Evergreen InvestmentsSMis a service mark of Evergreen Investment Management Company, LLC. Copyright 2009. Evergreen Investment Management Company, LLC.

Job# 111813-Reg     02/09

Just a few minutes ensures your vote is counted!

February 12, 2009

Dear Evergreen Shareholder:

Evergreen Investments and our proxy solicitation firm, The Altman Group, recently contacted you regarding the critical nature of your needed shareholder proxy vote.  Your vote is crucial in order to ensure that the management of your Evergreen mutual funds continues uninterrupted.

Why your vote is essential

As part of the Wells Fargo-Wachovia merger, on October 20, 2008, Wachovia issued and sold to Wells Fargo newly designated preferred stock in exchange for shares of Wells Fargo common stock. The issuance of these preferred shares may have resulted in a “change in control” of Evergreen Investments, which caused the funds’ current advisory contract to terminate.  Because of this, Evergreen mutual fund shareholders must approve new advisory agreements.

Our legal obligation

Evergreen Investments is legally obligated to solicit by proxy for shareholder votes.  We will continue to contact shareholders until a majority response is received on each fund.  To date, more than half of Evergreen’s funds have not reached a majority vote on this critical matter. As a result, the February 12, 2009 shareholder meeting was adjourned for all funds not receiving a majority vote and rescheduled for March 12, 2009.

How to vote

We understand your time is valuable and our intention is not to burden you with paperwork, however the voting process only takes a few minutes and is a critical matter regarding your investments.    You may vote using any of the three methods below:

By phone: You may cast your vote by calling the toll-free number along with the control number found on the enclosed proxy card. If you have any questions, you may call our proxy specialists toll-free at 866-342-1635 between the hours of 9:00 a.m. and 10:00 p.m. Monday through Friday.

Online: www.proxyvote.com. You will need the control number found on the enclosed proxy card to login.

By mail: Sign, date and mail the enclosed proxy card in the prepaid postage return envelope provided.

Thank you for your prompt assistance. We look forward to continuing to serve your investment needs.

Sincerely,

W. Douglas Munn

President

Evergreen Funds

Not/not/may

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. Evergreen InvestmentsSMis a service mark of Evergreen Investment Management Company, LLC. Copyright 2009. Evergreen Investment Management Company, LLC.

Job # 111814-nobo     02/09

Just a few minutes ensures your vote is counted!

February 12, 2009

Dear Evergreen Shareholder:

Evergreen Investments and our proxy solicitation firm, The Altman Group, recently contacted you regarding the critical nature of your needed shareholder proxy vote.  Your vote is crucial in order to ensure that the management of your Evergreen mutual funds continues uninterrupted.

Why your vote is essential

As part of the Wells Fargo-Wachovia merger, on October 20, 2008, Wachovia issued and sold to Wells Fargo newly designated preferred stock in exchange for shares of Wells Fargo common stock. The issuance of these preferred shares may have resulted in a “change in control” of Evergreen Investments, which caused the funds’ current advisory contract to terminate.  Because of this, Evergreen mutual fund shareholders must approve new advisory agreements.

Our legal obligation

Evergreen Investments is legally obligated to solicit by proxy for shareholder votes.  We will continue to contact shareholders until a majority response is received on each fund.  To date, more than half of Evergreen’s funds have not reached a majority vote on this critical matter. As a result, the February 12, 2009 shareholder meeting was adjourned for all funds not receiving a majority vote and rescheduled for March 12, 2009.

How to vote

We understand your time is valuable and our intention is not to burden you with paperwork, however the voting process only takes a few minutes and is a critical matter regarding your investments.    You may vote using any of the three methods below:

By Phone: You may cast your vote by calling the toll-free number along with the control number found on the enclosed proxy card. If you have any questions, you may call our proxy specialists toll-free at 866-342-1635 extension 112 between the hours of 9:00 a.m. and 10:00 p.m. Monday through Friday.

Online: www.proxyvote.com. You will need the control number found on the enclosed proxy card to login.

By mail: Sign, date and mail the enclosed proxy card in the prepaid postage return envelope provided.

Thank you for your prompt assistance. We look forward to continuing to serve your investment needs.

Sincerely,

W. Douglas Munn

President

Evergreen Funds

Not/not/may

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. Evergreen InvestmentsSMis a service mark of Evergreen Investment Management Company, LLC. Copyright 2009. Evergreen Investment Management Company, LLC.

Job # 111815-obo     02/09

Important Message for Wachovia Brokerage Account Clients

February 12, 2009

Dear Evergreen Shareholder:

Evergreen Investments and our proxy solicitation firm, The Altman Group, recently contacted you regarding the critical nature of your needed shareholder proxy vote.  As you may or may not be aware, an Evergreen mutual fund(s) is an underlying fund within your account that you hold with Wachovia Securities. Your vote is crucial in order to ensure that the management of your Evergreen mutual funds continues uninterrupted.

Why your vote is essential

As part of the Wells Fargo-Wachovia merger, on October 20, 2008, Wachovia issued and sold to Wells Fargo newly designated preferred stock in exchange for shares of Wells Fargo common stock. The issuance of these preferred shares may have resulted in a “change in control” of Evergreen Investments, which caused the funds’ current advisory contract to terminate.  Because of this, Evergreen mutual fund shareholders must approve new advisory agreements.

Please Note: You may be holding an Evergreen Money Market Fund through your brokerage account as an option for where available cash can be invested.  If so, you will also receive proxy information to vote your shares for this money market fund.

Our legal obligation

Evergreen Investments is legally obligated to solicit by proxy for shareholder votes.  We will continue to contact shareholders until a majority response is received on each fund.  To date, more than half of Evergreen’s funds have not reached a majority vote on this critical matter. As a result, the February 12, 2009 shareholder meeting was adjourned for all funds not receiving a majority vote and rescheduled for March 12, 2009.

How to vote

We understand your time is valuable and our intention is not to burden you with paperwork, however the voting process only takes a few minutes and is a critical matter regarding your investments.    You may vote using any of the three methods below:

By phone: 800-499-8519. Agents are available to record your voting instructions Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern Time.  You will need the control number found on the enclosed proxy card.

Online: www.proxyonline.com. You will need the control number found on the enclosed proxy card to login.

By mail: Sign, date and mail the enclosed proxy card in the prepaid postage return envelope provided.

Thank you for your prompt assistance. We look forward to continuing to serve your investment needs.

Sincerely,

W. Douglas Munn

President

Evergreen Funds

Not/not/may

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. Evergreen InvestmentsSMis a service mark of Evergreen Investment Management Company, LLC. Copyright 2009. Evergreen Investment Management Company, LLC.

Important Message for Wachovia Brokerage Account Clients

February 12, 2009

Dear Evergreen Shareholder:

Evergreen Investments and our proxy solicitation firm, The Altman Group, recently contacted you regarding the critical nature of your needed shareholder proxy vote.   As you may or may not be aware, an Evergreen mutual fund(s) is an underlying fund within your account that you hold with Wachovia Securities. Your vote is crucial in order to ensure that the management of your Evergreen mutual funds continues uninterrupted.

Why your vote is essential

As part of the Wells Fargo-Wachovia merger, on October 20, 2008, Wachovia issued and sold to Wells Fargo newly designated preferred stock in exchange for shares of Wells Fargo common stock. The issuance of these preferred shares may have resulted in a “change in control” of Evergreen Investments, which caused the funds’ current advisory contract to terminate.  Because of this, Evergreen mutual fund shareholders must approve new advisory agreements.

Please Note: You may be holding an Evergreen Money Market Fund through your brokerage account as an option for where available cash can be invested.  If so, you will also receive proxy information to vote your shares for this money market fund.

Our legal obligation

Evergreen Investments is legally obligated to solicit by proxy for shareholder votes.  We will continue to contact shareholders until a majority response is received on each fund.  To date, more than half of Evergreen’s funds have not reached a majority vote on this critical matter. As a result, the February 12, 2009 shareholder meeting was adjourned for all funds not receiving a majority vote and rescheduled for March 12, 2009.

How to vote

We understand your time is valuable and our intention is not to burden you with paperwork, however the voting process only takes a few minutes and is a critical matter regarding your investments.    You may vote using any of the three methods below:

By phone: 1 800-821-8781. Agents are available to record your voting instructions Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern Time.  You will need the control number found on the enclosed proxy card.

Online: www.proxyonline.com. You will need the control number found on the enclosed proxy card to login.

By mail: Sign, date and mail the enclosed proxy card in the prepaid postage return envelope provided.

Thank you for your prompt assistance. We look forward to continuing to serve your investment needs.

Sincerely,

W. Douglas Munn

President

Evergreen Funds

Not/not/may

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. Evergreen InvestmentsSMis a service mark of Evergreen Investment Management Company, LLC. Copyright 2009. Evergreen Investment Management Company, LLC.

Important Request

Help us help you ensure uninterrupted investment management of your clients’ assets in Evergreen mutual funds

Dear Financial Advisor,

As you may know, your clients who own shares in Evergreen funds were recently mailed a proxy solicitation from Evergreen Investments and a reminder communication from our proxy solicitor, The Altman Group.  These communications are in regard to the Wachovia/Wells Fargo & Co. change in control vote.

To date, more than half of Evergreen’s funds have not reached a majority vote on this critical matter. As a result, the February 12, 2009 shareholder meeting was adjourned for all funds not receiving a majority vote and rescheduled for March 12, 2009.

Because a majority response is required for each fund, we are legally obligated to solicit by proxy for shareholder votes.  We will continue contacting shareholders until a majority response is received on each fund.   This vote is highly critical and time-sensitive.

We are committed to helping you maintain your client relationships while we carry out our legally required solicitation process.   To that end, we are asking for your support and assistance in answering any questions you may receive from your clients on this matter.

Please ask your clients to vote as soon as possible

If your clients have not yet voted they will receive a notice and another proxy card in the mail.   Instructions on how to vote by mail, over the phone or by internet will be detailed on the card.

Explain that their vote is critical and that Evergreen’s proxy solicitor, The Altman Group will continue to contact non-objecting shareholders until their vote is received.   The process is easy and only takes a few minutes of their time.

We appreciate your understanding and partnership in this matter. For more information, please call your Evergreen internal wholesaler.

Sincerely,

W. Douglas Munn

President

Evergreen Funds

Not/not/may

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. Evergreen InvestmentsSMis a service mark of Evergreen Investment Management Company, LLC. Copyright 2009. Evergreen Investment Management Company, LLC.